UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 22, 2013

SaasMAX, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3254 Prospect Ave. La Crescenta, CA 91214
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (818)-249-1157

7770 Regents Road, Suite 113-129 San Diego, CA 92122

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On July 22, 2013, the Company issued an aggregate of 1,500,000 shares of its common stock (the “Earn-Out Shares”) 750,000 each to Harold C. Moll and Rob Rainer under the terms of management consulting agreements entered into by the Company and each of Mr. Moll and Mr. Rainer.  As described in Item 5.02 below, the Earn-Out Shares are held in the custody of the Company and will be released on the basis of 10% of the original number of Earn-Out Shares on each anniversary of the management consulting agreements.  The Earn-Out Shares may not be sold, transferred or pledged, and are subject to forfeiture under the termination provisions of the management consulting agreements.  The Earn-Out Shares were issued as part consideration for Mr. Moll’s agreement to act as the Company’s Chief Executive Officer, President and as a Director and for Mr. Rainer’s agreement to act as the Company’s Chief Financial Officer, Secretary, Treasurer and as a Director pursuant to the exemption from registration contained in Section 4(2) of the Securities Act.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT.

There was a change in control of SaaSMAX, Inc. (the “Company”) as a result of (i) the issuance of 1,500,000 shares of the Company’s common stock to new management, and (ii) the cancellation of the 2,156,704 shares of the Company’s common stock held by Dina M. Moskowitz, the Company’s former sole officer and director, as described below.

On July 23, 2013, in connection with the closing the Share Exchange Agreement (the “Share Exchange Agreement”) dated July 10, 2013 between the Company and Dina M. Moskowitz, as previously disclosed in the Company’s Form 8-K filed with the SEC on July 16, 2013, Ms. Moskowitz returned for cancellation 2,156,704 shares of the Company’s common stock, representing all of the shares beneficially owned by her.

The Closing of the Share Exchange Agreement occurred on July 22, 2013.  Ms. Moskowitz resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and as a director of the Company and was replaced by the following persons who acquired control:

Name	Titles
Harold C. Moll	Chief Executive Officer, President and Director
Rob Rainer	Chief Financial Officer, Secretary, Treasurer and Director

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially by: (i) each of the Company’s directors; (ii) each of the Company’s named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed shall possess sole voting and investment power with respect to the shares shown:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Harold C. Moll Chief Executive Officer, President and Director	1,379,192 (direct)	29%
Common Stock	Rob Rainer Chief Financial Officer, Secretary, Treasurer and Director	1,518,308 (direct)	32%
Common Stock	All Officers and Directors as a Group (2 persons)	2,897,500	62%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
5% STOCKHOLDERS
Common Stock	Harold C. Moll Chief Executive Officer, President and Director Box 866, Georgetown Grand Cayman, British West Indies	1,379,192 (direct)	29%
Common Stock	Rob Rainer Chief Financial Officer, Secretary, Treasurer and Director 3254 Prospect Ave. La Crescenta, CA 91214	1,518,308 (direct)	32%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Report. As at July 23, 2013, the Company had 4,601,574 shares of common stock issued and outstanding.

The Company does not currently anticipate any other changes in control other than as described in this Report.

ITEM 5.02

DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 22, 2013, upon closing of the Share Exchange Agreement, Dina M. Moskowitz resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and as a Director. The resignations of Ms. Moskowitz were made in accordance with the terms of the Share Exchange Agreement and were not due to any disagreements with the Company.

Upon the tendering of Ms. Moskowitz’s resignations, Rob Rainer was appointed a Director and as the Company’s Chief Financial Officer, Secretary and Treasurer and Harold C. Moll was appointed a Director and as the Company’s Chief Executive Officer and President.

Harold C. Moll, 78, is a self-employed investor and financier.  He has in the past acted as a director and/or officer of a number of public companies including 3D Systems Inc. (3-D printing), PLC Systems Inc. (heat laser), Cornwall Petroleum and Resources Ltd. (oil exploration and production), American Energy Corporation (mineral exploration), International Potter Distilling Corporation (spirit beverages), and Calona Wines Ltd. (wine production and sales).  Mr. Moll does not currently hold any directorships in any other reporting companies.

Rob Rainer, 64, is a self-employed businessman who has run his own accounting/tax and computer system maintenance company for the last 34 years.  He is an Enrolled Agent as well as a Microsoft Certified Professional.  Prior to that, Mr. Rainer was second-in-command in running the finances of a large U.S. non-profit and charitable organization.   Mr. Rainer does not hold, and has not previously held, any directorships in any other reporting companies.

Neither Mr. Moll nor Mr. Rainer has any family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Other than the Management Consulting Agreements described below, neither Mr. Moll nor Mr. Rainer entered into any transactions with the Company or any of its related persons in which the amount involved exceeded $120,000 that either had a direct or indirect material interest.

On July 22, 2013, the Company entered into management consulting agreements (the “Management Consulting Agreements”) dated July 22, 2013, with each of Harold C. Moll and Rob Rainer.

Under the terms of the Management Consulting Agreement with Harold C. Moll and subject to the Company completing equity financing totaling not less than $1,000,000, Mr. Moll agreed to act as the Company’s Chief Executive Officer, President and a Director in consideration of a base consulting fee of $5,000 per month which amount will be reviewed annually by the Board of Directors.  In addition to the base consulting fee, the Company issued 750,000 shares of common stock to Mr. Moll (the “Earn-Out Shares).  The Earn-Out Shares will be held in the custody of the Company or its designee and released to Mr. Moll on the basis of 10% of the original number of Earn-Out Shares on each anniversary of the Management Consultant Agreement.  Notwithstanding that the shares are held in custody and are not released to Mr. Moll, all voting and dividend rights in respect of the Earn-Out Shares shall accrue to Mr. Moll and he shall be entitled to exercise such rights and receive such benefits in respect of the Earn-Out Shares.  In the event of termination of the Management Consulting Agreement, any Earn-Out Shares not released, or scheduled to be released within six (6) months shall be returned to the Company for cancellation and Mr. Moll shall have no further rights in respect of such shares.  Mr. Moll shall execute any stock powers or other documents necessary to give effect to such cancellation and hereby appoints the Company as his attorney for such purposes. The Board of Directors may also grant performance based bonuses annually and stock options under any stock option plan adopted by the Company.

Under the terms of the Management Consulting Agreement with Rob Rainer and subject to the Company completing equity financing totaling not less than $1,000,000, Mr. Rainer agreed to act as the Company’s Chief Financial Officer, Secretary, Treasurer and a Director in consideration of a base consulting fee of $5,000 per month which amount will be reviewed annually by the Board of Directors.  In addition to the base consulting fee, the Company issued 750,000 shares of common stock to Mr. Rainer (the “Earn-Out Shares).  The Earn-Out Shares will be held in the custody of the Company or its designee and released to Mr. Rainer on the basis of 10% of the original number of Earn-Out Shares on each anniversary of the Management Consultant Agreement.  Notwithstanding that the shares are held in custody and are not released to Mr. Rainer, all voting and dividend rights in respect of the Earn-Out Shares shall accrue to Mr. Rainer and he shall be entitled to exercise such rights and receive such benefits in respect of the Earn-Out Shares.  In the event of termination of the Management Consulting Agreement, any Earn-Out Shares not released, or scheduled to be released within six (6) months shall be returned to the Company for cancellation and Mr. Rainer shall have no further rights in respect of such shares.  Mr. Rainer shall execute any stock powers or other documents necessary to give effect to such cancellation and hereby appoints the Company as his attorney for such purposes. The Board of Directors may also grant performance based bonuses annually and stock options under any stock option plan adopted by the Company.

The foregoing description of the Management Consulting Agreements and related documents and transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Management Consulting Agreements attached as Exhibits 10.2 and 10.3 hereto.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

ADOPTION OF NEW BY-LAW NO. 2A TO ARTICLE III - DIRECTORS

On July 22, 2013, the Board of Directors of the Company adopted an additional Bylaw No. 2A to Article III - Directors, to amend the existing by-laws of the Company by:

(i)

allowing the directors by unanimous vote to increase or decrease the number of directors, subject to maximum and minimum as permitted by the Company’s Articles of Incorporation; and

(ii)

allowing the directors by unanimous vote to fill any vacancies created by any increase to the number of directors.

ITEM 7.01

REGULATION FD DISCLOSURE.

On July 18, 2013, SaaSMAX, Inc. (the “Company”) issued an aggregate of 464,287 shares of its common stock (the “Conversion Shares”) on conversion of convertible notes in the aggregate principal amount of $225,000.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit
Number	Description of Exhibit
3.1	Bylaw No. 2A to Article III - Directors
10.1	Share Exchange Agreement dated July 10, 2013 between the Company and Dina M. Moskowitz for the transfer of shares of the Company’s wholly-owned subsidiary, SaaSMAX Corp.(1)
10.2	Management Consulting Agreement dated July 22, 2013 between the Company and Harold C. Moll
10.3	Management Consulting Agreement dated July 22, 2013 between the Company and Rob Rainer

Notes:

(1)

Previously filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAASMAX, INC.

Date: July 25, 2013

By: /s/ Rob Rainer

Rob Rainer,

Chief Financial Officer

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